UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2011

RAMTRON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

1850 Ramtron Drive, Colorado Springs, CO	80921
(Address of principal executive offices)	(Zip Code)

Delaware	0-17739
(State or other jurisdiction of incorporation or organization)	(Commission File Number)

84-0962308
(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (719) 481-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2011, Ramtron International Corporation (the “Company”) and Silicon Valley Bank (“SVB”) executed a Default Waiver and Fifth Amendment (“Amendment”) to the Company’s Amended and Restated Loan and Security Agreement dated August 18, 2009, as amended by the First Amendment to Loan and Security Agreement dated as of February 26, 2010, the Second Amendment to Loan and Security Agreement dated as of June 28, 2010, the Third Amendment to Loan and Security Agreement dated as of October 19, 2010, and the Fourth Amendment to Loan and Security Agreement dated as of March 2, 2011 (as so amended by the Amendment, the “Loan Agreement”). The Amendment amends the Loan Agreement to provide:

•	an increase of the total amount available under the revolving line to $7,500,000;

•	reduction of the letter of credit, foreign exchange and cash management services sublimits to $1,750,000;

•	a lower minimum EBITDA for cumulative three-month periods measured on a monthly basis and liquidity ratio measurements for monthly periods through October 31, 2011;

•	a reduction of the borrowing base to be 50% of the outstanding balance of the Company’s existing term loan;

•	an extension of the maturity date to October 31, 2011; and

•	an amendment fee of $20,000 to be paid by the Company in connection with the Amendment.

In connection with the Amendment, the Company also replaced its existing Export-Import Bank (EX-IM) Loan Agreement with a new EX-IM loan agreement that will guarantee advances of eligible foreign accounts. The Company’s borrowing base associated with the EX-IM guarantee is the lesser of $7,500,000 or up to 90% of EX-IM foreign accounts that are payable in US dollars plus up to 65% of EX-IM eligible inventory.

In connection with the discussions with SVB regarding the Amendment, the Company was informed by SVB that the Company was not in compliance with the liquidity ratio covenant in section 6.9(c) of the Loan Agreement for the months ended April 30, 2011 and May 31, 2011, and the Amendment waives any default or event of default under such covenant for those periods. After giving effect to the Amendment, the Company believes that it will be in compliance with all covenants in the Loan Agreement as of June 30, 2011.

There are no other material relationships between the Company and its affiliates, on the one hand, and Silicon Valley Bank, on the other.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The information contained in the third paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS:

(d)	Exhibits:

10.68	Default Waiver and Fifth Amendment to Loan and Security Agreement between the Company and Silicon Valley Bank, dated June 30, 2011
10.69	Loan and Security Agreement (EX-IM Loan Facility) between the Company and Silicon Valley Bank, dated July 6, 2011
10.70	Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement between the Company and Silicon Valley Bank dated July 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMTRON INTERNATIONAL CORPORATION

/s/ Mark R. Kent
Mark R. Kent
Chief Financial Officer
(Principal Financial Officer and
Duly Authorized Officer of the
Registrant)

Dated: July 7, 2011